UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

VISION SENSING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (783) 633-2520

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Stockholders of Vision Sensing Acquisition Corp. and other interested parties are urged to read the Merger Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

On January 12, 2024, Vision Sensing Acquisition Corp., a Delaware corporation (“VSAC” or “SPAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mediforum Co. Ltd., a registered company organized under the laws of the Republic of Korea (“Mediforum” or the “Company”).

Restructuring and Redomestication

Prior to the Closing, Mediforum will restructure and redomesticate (“Restructuring and Redomestication”) to the British Virgin Islands (the “BVI Company”).

The Mergers

Pursuant to the terms of the Merger Agreement, a new British Virgin Islands business company (“PubCo”), a British Virgin Islands company and a wholly owned direct subsidiary of PubCo (“Merger Sub 1”), and a Delaware limited liability company and a wholly owned direct subsidiary of PubCo (“Merger Sub 2”) will be formed no later than the business day immediately prior to February 15, 2024 (the “Amendment Date”), for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, (a) the merger of Merger Sub 1 with and into the BVI Company, with the BVI Company surviving such merger as a wholly owned subsidiary of PubCo (the “Initial Merger”), and (b) the merger of Merger Sub 2 with and into SPAC, with SPAC surviving such merger as a wholly owned subsidiary of PubCo (the “SPAC Merger” and together with the Initial Merger, the “Mergers”, and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). The requisite members of the board of directors of SPAC (the “Board”) have (i) approved and declared advisable the Merger Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Merger Agreement and the Transactions by the stockholders of SPAC.

The consideration for the Mergers (the “Merger Consideration”) will be $250,000,000. The Merger Consideration will be payable 100% in 25,000,000 PubCo ordinary shares valued at $10.00 per share.

The Merger Agreement contains customary representations and warranties, covenants, and closing conditions of the parties thereto. The Merger Agreement provides that VSAC, Mediforum, PubCo, Merger Sub 1 and Merger Sub 2 shall, no later than February 15, 2024, execute an amendment and restatement of the Merger Agreement (the “ARBCA”), which shall contain the mutual agreement of the parties as to all of the issues set forth in Section 6.8(a) of the Merger Agreement. including, among others, agreement on additional earnout consideration, the finalized form of ancillary agreements, VSAC’s completion of due diligence on Mediforum, and D&O insurance coverage amount. If the parties fail to execute the ARBCA prior to the Amendment Date, either party can terminate the Merger Agreement.

Treatment of Securities

Merger Sub 1 Shares. At the effective time of the Initial Merger (the “Initial Merger Effective Time”), by virtue of the Initial Merger and without any action on the part of any party to the Merger Agreement or the holders of shares of Merger Sub 1, each share of Merger Sub 1 that is issued and outstanding immediately prior to the Initial Merger Effective Time shall automatically be converted into an equal number and class of shares of the BVI Company, which shares shall constitute the only outstanding shares of the BVI Company.

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Ordinary Shares of the BVI Company. At the Initial Merger Effective Time, by virtue of the Initial Merger and without any action on the part of any party to the Merger Agreement or the holders of ordinary shares of the BVI Company (“BVI Company Shares”), each BVI Company Share that is issued and outstanding immediately prior to the Initial Merger Effective Time (other than any treasury shares or Dissenting BVI Company Shares (as defined in the Merger Agreement)), shall automatically be cancelled and cease to exist in exchange for the right to receive, such number of newly issued ordinary shares of PubCo (“PubCo Shares”) equal to the BVI Company Exchange Ratio (as defined in the Merger Agreement), rounded up to the nearest whole share, as such calculations are set forth in the Payment Spreadsheet (as defined in the Merger Agreement) as to each holder set forth therein ((which shall total an aggregate of 25,000,000 PubCo Shares, and are referred to as the “Merger Consideration Shares”). As of the Initial Merger Effective Time, each BVI Company Shareholder (as defined in the Merger Agreement) shall cease to have any other rights in and to the BVI Company or the surviving corporation (other than appraisal and dissenter’s rights).

SPAC Units. At the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), each unit of SPAC, each unit comprising one share of SPAC Class A Common Stock (as defined in the Merger Agreement) and three-quarters of one SPAC Warrant (as defined in the Merger Agreement) (each, a “SPAC Unit”), that is outstanding immediately prior to the SPAC Merger Effective Time shall be automatically separated and the holder thereof shall be deemed to hold one share of SPAC Class A Common Stock and three-quarters of one SPAC Warrant in accordance with the terms of the applicable SPAC Unit, which underlying securities of SPAC shall be adjusted in accordance with the applicable terms of Section 2.3(g) of the Merger Agreement.

SPAC Common Stock. At the SPAC Merger Effective Time, and immediately following the separation of each SPAC Unit in accordance with Section 2.3(g)(i) of the Merger Agreement in accordance with Section 2.3(g)(ii) of the Merger Agreement, by virtue of the SPAC Merger and conditioned on the consummation of the Mergers and without any action on the part of any party to the Merger Agreement or the holders of SPAC Capital Stock each share of SPAC Class A Common Stock that is issued and outstanding immediately prior to the SPAC Merger Effective Time, shall automatically be cancelled and cease to exist in exchange for the right to receive a newly issued PubCo Share. As of the SPAC Merger Effective Time, each SPAC Stockholder shall cease to have any other rights in and to SPAC.

SPAC Warrants. At the SPAC Merger Effective Time, without any action on the part of any holder of a SPAC Warrant, each SPAC Warrant that is issued and outstanding immediately prior to the SPAC Merger Effective Time (but after giving effect to the separation of each SPAC Unit in accordance with Section 2.3(g)(i) of the Merger Agreement) shall no longer entitle the holder thereof to purchase the number of shares of SPAC Class A Common Stock set forth therein and in substitution thereof such SPAC Warrant shall entitle the holder thereof to acquire such equal number of PubCo Shares (each, an “Assumed Warrant”). Each Assumed Warrant shall continue to have and be subject to substantially the same terms and conditions as were applicable to such SPAC Warrant as of immediately prior to the SPAC Merger Effective Time, except that each Assumed Warrant shall be exercisable for shares of PubCo Shares rather than SPAC Class A Common Stock.

Item 7.01 Regulation FD Disclosure.

Press Release

On January 16, 2024, SPAC and the Company issued a joint press release announcing the execution of the Merger Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

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Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Proposed Business Combination”) between Mediforum and VSAC and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. To the fullest extent permitted by law in no circumstances will Mediforum, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Form 8-K, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Form 8-K have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Mediforum nor VSAC has independently verified the data obtained from these sources. This data is subject to change. In addition, this Form 8-K does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of Mediforum or the Proposed Business Combination. Viewers of this Form 8-K should each make their own evaluation of Mediforum and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

In addition, this Form 8-K includes a summary set of risk factors that may have a material impact on Mediforum. These are not intended to capture all the risks to which Mediforum or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement on Form F-4 to be filed with the SEC with respect to the Proposed Business Combination (as described further below). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VSAC nor Mediforum presently know or that VSAC and Mediforum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VSAC’s and Mediforum’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. VSAC and Mediforum anticipate that subsequent events and developments will cause VSAC’s and Mediforum’s assessments to change. However, while VSAC and Mediforum may elect to update these forward-looking statements at some point in the future, VSAC and Mediforum specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing VSAC’s and Mediforum’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. The financial information and data contained in this Form 8-K is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, the Registration Statement (as defined below) to be filed by Mediforum with the SEC.

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This Form 8-K contains, and certain oral statements made by representatives of VSAC and Mediforum and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Mediforum’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Mediforum’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Merger Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of VSAC or Mediforum and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the definitive Merger Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Merger Agreement and related matters by the shareholders of Mediforum and VSAC are not obtained; (ii) VSAC’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the minimum cash condition in the Merger Agreement; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iv) the ability of Mediforum to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (v) costs related to the proposed Transactions; (vi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Mediforum or VSAC; (vi) the disruption of Mediforum management time from ongoing business operations due to the proposed Transactions; (vii) announcements relating to the Transactions having an adverse effect on the market price of VSAC’s securities; (viii) failure to realize the anticipated benefits of the Proposed Business Combination or risk relating to the uncertainty of any prospective financial information of Mediforum; (ix) the effect of the Transactions and the announcement thereof on the ability of Mediforum to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; (x) the failure of Mediforum to meet projected development and production targets; (xi) changes in applicable laws or regulations, including laws and regulations affecting the market for Mediforum’s products; (xii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or the continuing effects of the COVID-19 pandemic, the worsening thereof or other future pandemics; (xiii) fluctuations or effects on Mediforum’s ability to implement its business strategy, maintain or grow customers or distributors or the price, availability and quality of raw materials and contracted products as well as currency fluctuations, and (xiv) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by VSAC, including its 10-K and 10-Q, or that Mediforum intends to file with the SEC, including in the Registration Statement. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that neither VSAC nor Mediforum presently know, or that VSAC and Mediforum currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. VSAC and Mediforum undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Mediforum intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus of VSAC, and a prospectus for the registration of Mediforum securities in connection with the Proposed Business Combination. The parties urge its investors, shareholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Mediforum and the Proposed Business Combination. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with VSAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination, because they will contain important information about VSAC, Mediforum and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

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Item 9.01 Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 12, 2024 by and between Vision Sensing Acquisition Corp. and Mediforum Co. Ltd.
99.1	Press Release, dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

	By:	/s/ George Sobek
	Name:	George Sobek
	Title:	President & Chief Executive Officer

Dated: January 16, 2024

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